Supplement dated November 22, 2022 to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 28, 2022, as supplemented

The Tocqueville Opportunity (the “Opportunity Fund”) and
The Tocqueville Phoenix Fund (the “Phoenix Fund”)
Each, a series of the Tocqueville Trust (the “Trust”)

At a joint meeting of shareholders held on November 15, 2022, the shareholders of the Opportunity Fund and the Phoenix Fund approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the transfer of all of the assets of the Opportunity Fund and the Phoenix Fund to, and the assumption of all of the Funds’ liabilities by, The Tocqueville Fund, an existing series of the Trust, in exchange for shares of The Tocqueville Fund, and resulting in the liquidation and dissolution of the Opportunity Fund and the Phoenix Fund (the “Reorganization”).

The Reorganization took place on November 18, 2022. Consequently, shares of the Opportunity Fund and the Phoenix Fund are no longer offered in this Prospectus and SAI.

Please retain this Supplement for your reference.